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                                   ASSIGNMENT
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Date: October 15, 2003

Assignor: SkyFrames, Inc., a Texas corporation

Assignor's Mailing Address: c/o Grey Pierson, PIERSON BEHR, ATTORNEYS,
     301 West Abram Street, Arlington, Texas 76010

Assignee: Basic Energy, Inc. n/c SkyFrames, Inc., a Utah corporation

Assignee's Mailing Address: 555 Anton Boulevard, Costa Mesa, California 92626

Consideration: One Thousand Dollars ($1,000.00) and other good and valuable consideration, the receipt of which is hereby acknowledged.

Property: The exclusive right to use VOS patent pending technology (i.e., Virtual Onboard Switching patent pending technology previously acquired by Assignor from Myercom, Inc., a Delaware corporation) SOLELY WITHIN THE GEOGRAPHIC CONFINES OF NORTH AMERICA (I.E., CANADA, THE UNITED STATES AND MEXICO) ONLY.

     Assignor, for the consideration stated, hereby assigns the Property to Assignee. This Assignment extends exclusively to Assignee, and the Property may not be transferred, assigned, sold or otherwise encumbered by Assignee without the express written consent of Assignor, which consent shall not be unreasonably withheld. Assignor warrants that Assignor is the lawful owner of the Property and that same is free and clear from any liens, security agreements or encumbrances. Upon request, Assignor agrees to execute such other and further instruments as may be reasonably necessary or desireable to fully effectuate the purpose and intent of this assignement.

     When the context requires, singular nouns and pronouns include the plural.

                                        SKYFRAMES, INC., Assignor

                                        By: /s/ Grey Pierson
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                                           GREY PIERSON
                                           Authorized Representative

     This instrument was acknowledged before me by GREY PIERSON on behalf of SKYFRAMES, INC., a Texas corporation, Assignor, on this the 15th day of October 2003.

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             REAGAN B. REID
seal   Notary Public, State of Texas               /s/ Reagan B. Ried
           My Commission Expires                   ------------------------
              April 11, 2007                       Notary Public
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ASSIGNMENT                                                             PAGE SOLO